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                                                                  EXHIBIT 23 (a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectuses constituting part of these Registration Statements on Form S-3 (No. 33-44475); Form S-4(No. 33-44403) and Forms S-8(Nos. 33-36304, 33-67826, 33-67828 and
33-36305) of our report dated March 15, 1996 appearing on Page F2 of Bird Corporation's Annual Report on Form 10-K for the year ended December 31, 1995.





Price Waterhouse LLP
Boston, Massachusetts
March 27, 1996